EXHIBIT 10.1

Execution Copy

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 30, 2011 (the “Effective Date”), among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”), the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (the “Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

A.           The Borrower, the Agent, and the Banks have entered into an Amended and Restated Credit Agreement dated March 31, 2010, which was amended by that certain Amendment to Amended and Restated Credit Agreement dated March 31, 2011 (as amended, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to the Borrower.

B.           At the request of the Borrower, the Banks have agreed to extend the maturity date for the Revolving Line of Credit Loan under the Credit Agreement and to make certain other modifications to the Credit Agreement, all in accordance with the terms and conditions of this Amendment.

C.           All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Credit Agreement.

a.           Amended and Restated Definition.  As of the Effective Date, the following definition as used in the Loan Documents is amended and restated as follows:

“Revolving Line of Credit Maturity Date” means March 31, 2012.

b.           Section 2.03(b).  As of the Effective Date, Section 2.03(b) of the Credit Agreement is hereby amended and restated to read as follows:

Term Loan Interest Rate.  Effective July 1, 2011, that portion of the Term Loan that has not been converted to a Fixed Rate Loan pursuant to Section 2.03(d) shall bear interest at a variable rate equal to the LIBOR Rate plus four hundred forty-five (445) basis points, or as otherwise provided in Section 2.11; notwithstanding the forgoing or the provisions of Section 2.11, the applicable interest rate on the Term Loan shall at no

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time be less than six percent (6.0%) per annum.  The rate of interest due on the Term Loan shall be adjusted as and when the LIBOR Rate changes.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

c.           Section 2.04(i).  As of the Effective Date, Section 2.04(i) of the Credit Agreement is hereby amended and restated to read as follows:

Interest Rate.  Effective July 1, 2011,  and subject to the provisions of Sections 2.03 and 2.04, the Term Revolving Loan shall bear interest at a variable rate equal to the LIBOR Rate plus four hundred forty-five (445) basis points, or as otherwise provided in Section 2.11; notwithstanding the forgoing or the provisions of Section 2.11, the applicable interest rate on the, Term Revolving Loan shall at no time be less than six percent (6.0%) per annum. The rate of interest due on the Term Revolving Loan shall be adjusted as and when the LIBOR Rate changes.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

d.           Section 2.05(i).  As of the Effective Date, Section 2.05(i) of the Credit Agreement is hereby amended and restated to read as follows:

Interest Rate.  Effective July 1, 2011, the Revolving Line of Credit Loan shall bear interest at a rate equal to the LIBOR Rate plus four hundred forty-five (445) basis points, or as otherwise provided in Section 2.11; notwithstanding the forgoing or the provisions of Section 2.11, the applicable interest rate on the Revolving Line of Credit Loan shall at no time be less than six percent (6.0%) per annum.  The rate of interest due on the Revolving Line of Credit Loan shall be adjusted as and when the LIBOR Rate changes.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

e.           Section 2.11.  As of the Effective Date, Section 2.11 of the Credit Agreement is hereby amended and restated to read as follows:

Adjustments to Interest Rate.  Subject to the limitations on the minimum rate of interest set forth in Sections 2.03, 2.04 and 2.05, the rate of interest under any Loan which bears interest at a variable rate, shall be adjusted according to the following schedule, should the Tangible Owner’s Equity of the Borrower, achieve the levels set forth below:

Tangible Owner’s Equity	Interest Rate

Equal to or less than 55.00%	Applicable LIBOR Rate plus
445 basis points

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Greater than 55.00% and Less than or equal to 65.00%	Applicable LIBOR Rate plus 420 basis points

Greater than 65.00% and less than or equal to 75.00%	Applicable LIBOR Rate plus 395 basis points

Greater than 75.00%	Applicable LIBOR Rate plus 375 basis points

Upon delivery of the audited financial statements pursuant to Section 5.01(c)(i) for each fiscal year end, the rate of interest for any Loan which bears interest at a variable rate shall automatically be adjusted in accordance with the Tangible Owner’s Equity set forth therein and the rates set forth above.  Such automatic adjustment to the rate of interest shall take effect as of the first Business Day of the month following the month in which the Agent received the related audited financial statements pursuant to Section 5.01(c)(i).  If the Borrower fails to deliver such audited financial statements which so sets forth the Tangible Owner’s Equity within the period of time required by Section 5.01(c)(i) hereof or if any Event of Default occurs, the rate of interest shall automatically be adjusted to a rate equal to the greater of the applicable LIBOR Rate plus 445 basis points or six percent (6.0%), such automatic adjustments: (a) to take effect as of the first Business Day after the last day on which the Borrower was required to deliver the applicable audited financial statements in accordance with Section 5.01(c)(i) hereof or in the case of an Event of Default, on the date the written notice is given to the Borrower; and (b) to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such audited financial statements or, in the case of an Event of Default, when such Event of Default has been cured to the satisfaction of the Agent.

f.           Section 2.25.  As of the Effective Date, Section 2.25 of the Credit Agreement is hereby amended and restated to read as follows:

Excess Cash Flow  In addition to all other payments of principal and interest required under this Agreement and the Notes, at the end of each fiscal year during the term of this Agreement, Borrower shall calculate Excess Cash Flow based on its fiscal year end audited financial statements, and remit to Agent for the account of the Banks an amount equal to 65% of the Borrower’s Excess Cash Flow in accordance with this Section 2.25 (the “Excess Cash Flow Payment”). Excess Cash Flow Payments shall be paid by Borrower in four equal installments on the last day of each of the next immediately succeeding fiscal quarters of the Borrower following calculation of such amount (i.e., December 31, March 31, June 30, and September 30). Notwithstanding the foregoing, the first quarterly installment of the Excess Cash Flow Payment due in each fiscal year of the Borrower (i.e., the December 31 payment) may be deferred until Borrower delivers its fiscal year end audited financial statements to Agent in accordance with Section 5.01(c)(i), and such

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payment shall be due within ten (10) days of the due date for such financial statements. The total Excess Cash Flow Payments required under this Section 2.25 shall not exceed Six Million and No/100 Dollars ($6,000,000.00) in any fiscal year, or Twenty-four Million and No/100 Dollars ($24,000,000.00) over the term of this Agreement (the “Maximum Excess Cash Flow”). Excess Cash Flow Payments received from the Borrower shall be applied to the reduction of the outstanding principal of the Term Loan. No Excess Cash Flow Payment shall be considered to be a prepayment with respect to which a prepayment fee under Section 2.16 of this Agreement is required to be paid. Notwithstanding the foregoing, no Excess Cash Flow Payment shall be required during any fiscal year should Borrower’s Tangible Owner’s Equity be greater than 65% at the end of the immediately preceding fiscal year.

g.           Section 5.01(f).  As of the Effective Date, Section 5.01(f) of the Credit Agreement is hereby amended and restated to read as follows:

Tangible Owner’s Equity.  As of June 30, 2011, the Borrower shall achieve, and maintain continually thereafter (as tested annual at the end of each fiscal year), Tangible Owner’s Equity of not less than 40%.

2.           Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.           Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a.           this Amendment duly executed by Borrower, Agent, and the Banks;

b.           payment to the Agent of a servicing fee in the amount of $50,000.00 for this Amendment; and

c.           all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

4.           Representations and Warranties of Borrower.  Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.           The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene:  (i) the articles of organization or operating agreement of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b.           This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in

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accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.           All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

5.           Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGES IMMEDIATELY FOLLOW.]

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
an Iowa limited liability company

/s/ Brian Cahill
By: Brian Cahill
Its: CEO

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,
as Administrative Agent

/s/ Ron Monson
By: Ron Monson
Its: Vice President

AGSTAR:
as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
By: Ron Monson
Its: Vice President

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

METROPOLITAN LIFE INSURANCE COMPANY,
as a Bank

/s/ Brian D. Schellpeper
By: Brian D. Schellpeper
Its: Director

Address:                10801 Mastin Blvd., Suite 930
Overland Park, KS 66210

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

METLIFE BANK, N.A.,
as a Bank

/s/ Steven D. Craig
By: Steven D. Craig
Its: Vice President

Address:                10801 Mastin Blvd., Suite 930
Overland Park, KS 66210

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, New York Branch,
as a Bank

/s/ Jeff Bliss
By: Jeff Bliss
Its: Executive Director

/s/ Andrew Sherman
By: Andrew Sherman
Its: Executive Director

Address:                245 Park Avenue
37th Floor
New York, NY 10167

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

AMARILLO NATIONAL BANK,
as a Bank

/s/ Shane McFather
By: Shane McFather
Its: Senior Vice President

Address:                 P.O. Box 1
Amarillo, Texas  79105

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

FIRST NATIONAL BANK OF OMAHA,
as a Bank

/s/ Jeremy Reineke
By: Jeremy Reineke
Its: Vice President

Address:                1620 Dodge Street
Omaha, NE  68197

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

BANK OF THE WEST,
as a Bank

/s/ Christiana Creekpaum
By: Christiana Creekpaum
Its: Vice President

Address:                Mail code NC-B07-1C-R
2527 Camino Ramon
San Ramon, CA  94583

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

MONUMENTAL LIFE INSURANCE COMPANY,
as a Bank

/s/ Stephen Noonan
By: Stephen Noonan
Its: Vice President

Address:                400 West Market Street
5th Floor
Louisville KY  40202

Execution Copy

SIGNATURE PAGE TO
SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of June 30, 2011

M & I MARSHALL & ILSLEY BANK,
as a Bank

/s/ Gary J. Sloan
By: Gary J. Sloan
Its: Senior Vice President

/s/ Skip Orlady
By: Skip Orlady
Its: Senior Vice President

Address:                770 North Water Street
Milwaukee, WI  53202